UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 14, 2005

S&C Holdco 3, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-100717 (Commission File Number)	81-0557245 (I.R.S. Employer Identification Number)

1770 Promontory Circle, Greeley, CO	80634
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (970) 506-8000

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On April 14, 2005, John N. Simons, president and chief executive officer of Swift Foods Company (“Swift Foods”) and a member of Swift Foods’ board of directors, indicated his intention to resign his positions with Swift Foods and it affiliated companies, including the Registrant and Swift & Company, a wholly-owned subsidiary of the Registrant. Dennis Henley, president of the North American Red Meat division of Swift Foods, and Danny Herron, executive vice president and chief financial officer of Swift Foods, will serve as co-CEOs on an interim basis while a search is conducted for Simons’ permanent replacement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&C HOLDCO 3, INC.
By:	/s/ Danny Herron
Name:	Danny Herron
Title:	Chief Financial Officer

Date: April 19, 2005